UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2021
DOMA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Mission Street, Suite 740
San Francisco, California 94105
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 650-419-3827
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share Warrants to purchase common stock	DOMA DOMA.WS	The New York Stock Exchange The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On August 3, 2021, Doma Holdings, Inc., a Delaware corporation (“New Doma”) (f/k/a Capitol Investment Corp. V), filed a Current Report on Form 8-K (the “Original Report”) to report, among other events, the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06 and 9.01 of Form 8-K.
This Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Item 9.01 of Form 8-K, including (i) to amend the information provided under Item 9.01(a) in the Original Report to include the unaudited consolidated financial statements of Doma for the three and six months ended June 30, 2021 and 2020 and the related notes thereto and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for Doma as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and (ii) to include the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and the year ended December 31, 2020 under Item 9.01(b).

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A. Capitalized terms used but not defined herein have the meanings given to such terms in the Original Report.

Item 9.01.    Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The unaudited consolidated financial statements of Doma as of June 30, 2021 and December 31, 2020 and for the three and six months ended June 30, 2021 and 2020 are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations for Doma for the three and six months ended June 30, 2021 and 2020 is filed as Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference.

(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of New Doma as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
99.1	Unaudited condensed consolidated financial statements of Doma as of June 30, 2021 and December 31, 2020 and for the three and six months ended June 30, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Doma as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMA HOLDINGS, INC.

		By:	/s/ Noaman Ahmad
			Name:	Noaman Ahmad
			Title:	Chief Financial Officer

Date:	August 12, 2021
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